UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
________________________________________

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12
ASHFORD HOSPITALITY PRIME, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On May 23, 2016, Ashford Hospitality Prime, Inc. issued the following press release:

NEWS RELEASE

Contact:	Trevor Gibbons	Marilynn Meek	Jordan Jennings
	Edelman	Financial Relations Board	Investor Relations
	(212) 704-8166	(212) 827-3773	(972) 778-9487

FEDERAL COURT REJECTS SESSA’S MOTION FOR PRELIMINARY INJUNCTION:
INSTEAD FINDS SESSA’S ATTEMPTED NOMINEES FAILED TO FOLLOW ASHFORD
PRIME’S SIMPLE NOMINATING PROCESS

Court Prohibits Sessa from Soliciting Proxies

DALLAS, May 23, 2016 -- Ashford Hospitality Prime, Inc., (NYSE: AHP) (“Ashford Prime” or the “Company”) today announced that the United States District Court for the Northern District of Texas rejected Sessa Capital’s (“Sessa”) contrived narrative related to its motion for preliminary injunction and instead granted all the relief Ashford Prime sought in its response. In its opinion, the Court (1) refused to rule on Sessa’s preliminary injunction request as moot, (2) declared that Sessa’s slate of candidates is invalid and ineligible to stand for election to Ashford Prime’s board at the 2016 annual meeting; (3) enjoined Sessa, or any person acting in active concert with Sessa, from submitting Sessa’s candidates to Ashford Prime’s shareholders for election to the board at its 2016 annual meeting; and (4) enjoined Sessa, or any person acting in active concert with Sessa, from soliciting proxy votes for Sessa’s candidates or distributing any proxy materials regarding Sessa’s candidates. The court’s ruling ends the proxy contest. Accordingly, since proxy materials from Sessa are now deemed invalid per court order and will not be considered at the 2016 annual meeting, the Company urges stockholders to discard any proxy materials received from Sessa.

Monty J. Bennett, Ashford Prime’s Chairman and Chief Executive Officer stated, “We are gratified by the judge’s decision to deny Sessa’s attempt to overrule the Ashford Prime board’s reasonable business judgment, the Company’s bylaws, and the U.S. securities laws governing proxy contests.” Bennett continued, “This is clearly the right result for our shareholders who have suffered long enough from Sessa’s pursuit of a distracting and expensive proxy fight and litigation strategy that has been based on false claims, material misrepresentations and omissions intended to mislead our stockholders.” Curtis B. McWilliams, Lead Director of Ashford Hospitality Prime said, "We believe that the recently announced improvements from our strategic alternatives process and enhancements to our governance through additional independent board directors are the right steps for our company and our shareholders. The Company’s management team and board look forward to putting this resolved issue behind them and remain committed to maximizing long-term stockholder value.”

Ashford Prime has retained Cadwalader Wickersham & Taft LLP as legal counsel. Moelis &
Company LLC is acting as financial advisor to Ashford Prime in connection with Sessa’s proxy contest.

Ashford Prime is a real estate investment trust (REIT) focused on investing in luxury hotels located in resort and gateway markets.
Forward-Looking Statements
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside of our control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets, the general economy or the hospitality industry, whether the result of market events or otherwise; our ability to deploy capital and raise additional capital at reasonable costs to repay debts, invest in our properties and fund future acquisitions; unanticipated increases in financing and other costs, including a rise in interest rates; the degree and nature of our competition; actual and potential conflicts of interest with Ashford Hospitality Trust, Inc., Ashford Hospitality Advisors, LLC (“Ashford LLC”), Ashford Inc., Remington Lodging & Hospitality, LLC, our executive officers and our non-independent directors; our ability to implement and execute on planned initiatives announced in connection with the conclusion of our independent directors’ strategic review process; changes in personnel of Ashford LLC or the lack of availability of qualified personnel; changes in governmental regulations, accounting rules, tax rates and similar matters; legislative and regulatory changes, including changes to the Internal Revenue Code and related rules, regulations and interpretations governing the taxation of real estate investment trusts (“REITs”); and limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for U.S. federal income tax purposes. These and other risk factors are more fully discussed in the section entitled “Risk Factors” in our Annual Report on Form 10-K, and from time to time, in our other filings with the Securities and Exchange Commission (“SEC”).
The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT
Ashford Hospitality Prime, Inc. (“Ashford Prime”), its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Ashford Prime’s stockholders in connection with its 2016 Annual Meeting of Stockholders (the “2016 Annual Meeting”). Stockholders may obtain information regarding the names, affiliations and interests of such individuals in Ashford Prime’s definitive proxy statement, filed with the SEC on April 25, 2016. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement and, to the extent applicable, will be updated in other materials to be filed with the SEC in connection with Ashford Prime’s 2016 Annual Meeting.
Ashford Prime has filed a definitive proxy statement in connection with the 2016 Annual Meeting. ASHFORD PRIME STOCKHOLDERS ARE STRONGLY URGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING GOLD PROXY CARD AND OTHER RELEVANT DOCUMENTS FILED BY ASHFORD PRIME WITH THE SEC IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement and an accompanying GOLD proxy card are, along with other relevant documents, available at no charge on the SEC’s website at www.sec.gov. Copies of these documents will also be available free of charge from Ashford Prime by directing a request to Ashford Hospitality Prime, Inc., Attn: Investor Relations, 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254 or by calling (972) 490-9600.

MacKenzie Partners, Inc.
Stockholders Call Toll-Free: (800) 322-2885
Banks and Brokers Call Contact: (212) 929-5500
Email: proxy@MacKenziePartners.com
-END-